UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21745

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2015

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund (ETW)

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.0973 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2015

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Fund Snapshot	5

Endnotes and Additional Disclosures	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	26

Federal Tax Information	27

Dividend Reinvestment Plan	28

Management and Organization	30

Important Notices	33

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The major influences on world equity markets in 2015 could be summed up in four words: China, commodities, the U.S. Federal Reserve (the Fed) and the dollar. During the 12-month period ended December 31, 2015, China replaced Greece as many investors’ biggest country-level concern. Slowing growth in the world’s second-largest economy weighed heavily on other emerging economies dependent on Chinese commodity purchases, as well as on multinational firms doing business in emerging markets.

Falling prices for oil and other commodities, driven by both increased supply and slowing global demand, were a boon to consumers, but impacted the stock prices of many energy firms and the economies of oil-exporting nations. The Fed kept investors in suspense until December about when it would finally raise interest rates, while most other central banks were lowering rates. A strengthening U.S. dollar during the period, especially against the euro, posed a headwind for U.S. companies competing in global markets. In addition, it hurt results for American investors converting overseas returns into U.S. dollars.

All of these factors combined to produce significant volatility in global equities during the 12-month period. As a consequence, most of the major market indexes recorded tepid or negative returns for the period. In the U.S., the Dow Jones Industrial Average2 eked out a small 0.21% gain, while the broader S&P 500 Index did slightly better, returning 1.38%. The MSCI World Index, a proxy for global equities, declined 0.87% for the period. The MSCI EAFE Index of developed-market international stocks shed 0.81%, while the MSCI Europe Index lost 2.84%. Emerging markets were notable laggards during the period, with the MSCI Emerging Markets Index falling 14.92% for the 12 months.

Fund Performance

For the 12-month period ended December 31, 2015, Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) had a total return of 3.92% at net asset value (NAV), outperforming the 1.38% return of its benchmark, the S&P 500 Index (the Index), and the -4.11% return of the FTSE Eurotop 100 Index, but underperforming the 5.24% return of the CBOE S&P 500 BuyWrite Index and the 6.78% return of the CBOE NASDAQ-100 BuyWrite Index. The Fund’s underlying common stock portfolio outperformed the Index for the period and thus aided Fund performance relative to the Index. The Fund’s options overlay strategy also contributed to relative Fund performance.

The Fund employs an options strategy of writing (selling) stock index call options on a portion of its underlying common stock portfolio. The options strategy, which is designed to help limit the Fund’s exposure to market volatility and to provide current income, can be beneficial during periods of market weakness, but may detract from relative Fund performance during periods of market strength. The Fund’s writing of call options on U.S. and overseas indexes proved beneficial during a 12-month period marked by heightened volatility in the equity market. During the periods of market volatility, the Fund’s writing of covered call options helped Fund performance versus the Index, as premium income added to returns.

Within the Fund’s underlying common stock portfolio, relative Fund performance benefited from stock selection and an underweight versus the Index in the energy sector, which was the worst-performing Index sector for the period. Stock selection and an overweight in consumer discretionary, the best-performing Index sector, also lifted relative Fund performance, as did stock selection in the information technology sector. In the energy sector, not owning pipeline company Kinder Morgan, Inc. and underweighting integrated oil and gas producer Exxon Mobil Corp. contributed to relative Fund performance. Both stocks lost value amid plummeting oil and gas prices. In consumer discretionary, the Fund’s overweight in Internet retailer Amazon.com, Inc. boosted relative Fund performance. The stock rose sharply in response to Amazon’s rapid growth and accelerating profitability, along with greater disclosure of the financial and operating details of the firm’s cloud computing business.

In contrast, the Fund’s exposure to European stocks in general detracted from Fund performance relative to the Index. This was partially due to the effects of the rising U.S. dollar during the period, which dampened the returns of European equities when converted into dollars. More specifically, stock selection in the materials, health care and financials sectors dragged on Fund performance relative to the Index. In the materials sector, the Fund’s out-of-Index positions in multinational mining firms Rio Tinto PLC (headquartered in the U.K.) and Anglo American PLC (based in the U.K. and South Africa) hurt relative Fund performance. Both stocks declined in value amid falling commodity prices during the period. By period-end, Anglo American had been sold out of the Fund. Within the financials sector, relative Fund performance was negatively impacted by the Fund’s holdings in two out-of-Index Spanish banking stocks: Banco Bilbao Vizcaya Argentaria SA and Banco Santander SA.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Performance2

Portfolio Managers Michael A. Allison, CFA and Thomas C. Seto

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	09/30/2005	3.92%	7.63%	6.44%
Fund at Market Price	—	12.59	8.82	6.97
S&P 500 Index	—	1.38%	12.56%	7.30%
FTSE Eurotop 100 Index	—	–4.11	3.67	3.31
CBOE S&P 500 BuyWrite Index	—	5.24	6.96	4.87
CBOE NASDAQ-100 BuyWrite Index	—	6.78	6.33	3.69

% Premium/Discount to NAV[3]
				–2.85%

Distributions[4]
Total Distributions per share for the period				$1.168
Distribution Rate at NAV				10.10%
Distribution Rate at Market Price				10.40%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Fund Profile

Sector Allocation (% of total investments)5

Country Allocation (% of total investments)5

Top 10 Holdings (% of total investments)5

Apple, Inc.	4.2%
Microsoft Corp.	3.3
Amazon.com, Inc.	2.4
Nestle SA	1.9
Alphabet, Inc., Class A	1.8
Roche Holding AG PC	1.7
Alphabet, Inc., Class C	1.7
Novartis AG	1.5
Gilead Sciences, Inc.	1.4
Facebook, Inc., Class A	1.4

Total	21.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Fund Snapshot

Objective	The primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.
Strategy	The Fund invests in a diversified portfolio of common stocks and writes call options on one or more U.S. and foreign indices on a substantial portion of the value of its common stock portfolio to generate current earnings from the option premium. The Fund evaluates returns on an after tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.

Options Strategy	Write Index Covered Calls
Equity Benchmarks[2]	S&P 500 Index
FTSE Eurotop 100 Index
Morningstar Category	World Stock
Distribution Frequency	Monthly

Common Stock Portfolio
Positions Held	413
% US / Non-US	55.2/44.8
Average Market Cap	$138.4 Billion

Call Options Written
% of Stock Portfolio	95%
Average Days to Expiration	13 days
% Out of the Money	1.4%

The following terms as used in the Fund snapshot:

Average Market Cap: An indicator of the size of the companies in which the Fund invests and is the sum of each security’s weight in the portfolio multiplied by its market cap. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For an index call option, the buyer has the right to receive from the seller (or writer) a cash payment at the option expiration date equal to any positive difference between the value of the index at contract expiration and the exercise price. The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

Out of the Money: For a call option on an index, the extent to which the exercise price of the option exceeds the current price of the value of the index.

See Endnotes and Additional Disclosures in this report.
5

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Europe Index is an unmanaged index designed to measure the developed equity market performance of Europe. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. FTSE Eurotop 100 Index is a tradable index designed to represent the performance of the 100 most highly capitalized blue-chip companies in Europe. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. CBOE NASDAQ-100 BuyWrite Index measures the performance of a theoretical portfolio that owns stocks included in the NASDAQ-100 Index and writes (sells) NASDAQ-100 Index covered call options. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]	The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund snapshot and profile subject to change due to active management.

Important Notice to Shareholders
Effective June 30, 2015, the Fund is managed by Michael A. Allison, CFA and Thomas C. Seto.

6

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Portfolio of Investments

Common Stocks — 100.1%

Security	Shares	Value

Aerospace & Defense — 1.7%
Airbus Group SE	78,977	$5,322,048
General Dynamics Corp.	6,866	943,114
Honeywell International, Inc.	31,549	3,267,530
L-3 Communications Holdings, Inc.	5,966	712,997
Northrop Grumman Corp.	13,028	2,459,817
Raytheon Co.	33,521	4,174,370
Rolls-Royce Holdings PLC(1)	272,487	2,308,079
Textron, Inc.	30,061	1,262,862

		$20,450,817

Air Freight & Logistics — 0.3%
Deutsche Post AG	61,060	$1,707,102
Expeditors International of Washington, Inc.	33,631	1,516,758
United Parcel Service, Inc., Class B	2,894	278,490

		$3,502,350

Airlines — 0.2%
Delta Air Lines, Inc.	28,000	$1,419,320
easyJet PLC	10,000	256,470
International Consolidated Airlines Group SA	154,503	1,389,146

		$3,064,936

Auto Components — 0.8%
Aisin Seiki Co., Ltd.	10,200	$438,991
Compagnie Generale des Etablissements Michelin, Class B	26,277	2,501,112
Dana Holding Corp.	46,794	645,757
Denso Corp.	60,300	2,881,465
Johnson Controls, Inc.	55,056	2,174,161
Toyoda Gosei Co., Ltd.	12,800	290,777
Toyota Industries Corp.	6,400	342,230
Yokohama Rubber Co., Ltd. (The)	75,500	1,159,515

		$10,434,008

Automobiles — 1.5%
Daimler AG	142,505	$11,906,857
Ford Motor Co.	47,101	663,653
Honda Motor Co., Ltd.	66,900	2,138,225
Isuzu Motors, Ltd.	99,500	1,071,877
Mazda Motor Corp.	49,000	1,011,103
Toyota Motor Corp.	21,500	1,323,948
Volkswagen AG, PFC Shares	4,332	625,451

		$18,741,114

Security	Shares	Value

Banks — 6.5%
Banco Bilbao Vizcaya Argentaria SA	1,093,541	$7,990,268
Banco Santander SA	426,666	2,098,928
Bank of America Corp.	125,000	2,103,750
Barclays PLC	1,076,485	3,464,956
BB&T Corp.	22,204	839,533
BNP Paribas SA	92,220	5,217,560
Citigroup, Inc.	9,344	483,552
Credit Agricole SA	243,088	2,864,581
Danske Bank A/S	77,886	2,089,860
Fifth Third Bancorp	112,006	2,251,321
First Horizon National Corp.	39,470	573,104
Hiroshima Bank, Ltd. (The)	87,000	494,488
HSBC Holdings PLC	639,504	5,048,379
Huntington Bancshares, Inc.	307,053	3,396,006
ING Groep NV	309,635	4,189,372
Intesa Sanpaolo SpA	1,046,540	3,475,558
JPMorgan Chase & Co.	63,787	4,211,856
KBC Groep NV	22,722	1,420,719
KeyCorp	238,919	3,151,342
Lloyds Banking Group PLC	2,800,127	3,012,919
M&T Bank Corp.	6,345	768,887
Mizuho Financial Group, Inc.	155,441	310,882
People’s United Financial, Inc.	28,576	461,502
PNC Financial Services Group, Inc. (The)	41,011	3,908,758
Shinsei Bank, Ltd.	336,000	618,337
Societe Generale SA	127,979	5,897,547
Sumitomo Mitsui Financial Group, Inc.	3,508	132,396
SunTrust Banks, Inc.	19,446	833,067
U.S. Bancorp	20,850	889,669
UniCredit SpA	819,471	4,530,601
Wells Fargo & Co.	51,808	2,816,283
Zions Bancorporation	14,099	384,903

		$79,930,884

Beverages — 1.7%
Anheuser-Busch InBev SA/NV	4,572	$568,972
Coca-Cola Co. (The)	100,476	4,316,449
Constellation Brands, Inc., Class A	33,994	4,842,105
Heineken Holding NV	24,773	1,907,192
Heineken NV	7,692	655,488
Kirin Holdings Co., Ltd.	59,000	801,051
PepsiCo, Inc.	70,441	7,038,465
SABMiller PLC	9,335	558,457
Takara Holdings, Inc.	84,000	638,396

		$21,326,575

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Biotechnology — 4.0%
AbbVie, Inc.	48,532	$2,875,036
Amgen, Inc.	86,623	14,061,511
BioMarin Pharmaceutical, Inc.(1)	19,589	2,052,144
Celgene Corp.(1)	108,074	12,942,942
Gilead Sciences, Inc.	172,370	17,442,120

		$49,373,753

Building Products — 0.4%
Daikin Industries, Ltd.	63,100	$4,595,046

		$4,595,046

Capital Markets — 1.2%
Aberdeen Asset Management PLC	686,426	$2,925,014
Affiliated Managers Group, Inc.(1)	4,285	684,572
Franklin Resources, Inc.	27,848	1,025,363
GAM Holding AG	58,376	966,275
Julius Baer Group, Ltd.	76,144	3,683,630
Lazard, Ltd., Class A	36,066	1,623,331
Morgan Stanley	65,092	2,070,576
State Street Corp.	25,132	1,667,760

		$14,646,521

Chemicals — 2.4%
Air Products and Chemicals, Inc.	32,423	$4,218,556
Akzo Nobel NV	10,908	728,858
BASF SE	102,764	7,828,357
Daicel Corp.	51,000	758,977
Dow Chemical Co. (The)	14,120	726,898
Eastman Chemical Co.	22,750	1,535,852
Johnson Matthey PLC	82,005	3,207,861
Kaneka Corp.	57,000	592,472
Linde AG	16,210	2,341,670
Mitsubishi Gas Chemical Co., Inc.	55,000	281,243
Monsanto Co.	4,840	476,837
Nitto Denko Corp.	39,400	2,876,423
Shin-Etsu Chemical Co., Ltd.	23,600	1,283,033
Showa Denko K.K.	151,000	176,858
Solvay SA	5,637	601,632
Sumitomo Chemical Co., Ltd.	25,000	143,577
Toray Industries, Inc.	59,000	548,259
Tosoh Corp.	173,000	889,913

		$29,217,276

Security	Shares	Value

Commercial Services & Supplies — 0.3%
SECOM Co., Ltd.	44,800	$3,036,085
Waste Management, Inc.	23,366	1,247,044

		$4,283,129

Communications Equipment — 2.1%
Cisco Systems, Inc.	473,386	$12,854,797
Nokia Oyj	530,459	3,752,740
QUALCOMM, Inc.	175,475	8,771,118

		$25,378,655

Construction & Engineering — 0.2%
Chiyoda Corp.	42,000	$318,930
Ferrovial SA	81,605	1,845,352
JGC Corp.	18,000	275,512

		$2,439,794

Construction Materials — 0.2%
CRH PLC	62,332	$1,797,588
Imerys SA	4,825	337,033

		$2,134,621

Consumer Finance — 0.3%
American Express Co.	42,280	$2,940,574
Navient Corp.	50,603	579,404

		$3,519,978

Containers & Packaging — 0.2%
International Paper Co.	29,828	$1,124,515
Sealed Air Corp.	27,433	1,223,512
Toyo Seikan Kaisha, Ltd.	19,800	367,273

		$2,715,300

Distributors — 0.3%
Genuine Parts Co.	28,642	$2,460,061
LKQ Corp.(1)	53,930	1,597,946

		$4,058,007

Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(1)	16,883	$2,229,231
CME Group, Inc.	4,775	432,615
Deutsche Boerse AG	11,870	1,043,386
Groupe Bruxelles Lambert SA	4,239	362,720
Investor AB, Class B	56,000	2,058,009

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Diversified Financial Services (continued)
McGraw Hill Financial, Inc.	27,142	$2,675,658
Moody’s Corp.	18,539	1,860,203
ORIX Corp.	41,300	579,376

		$11,241,198

Diversified Telecommunication Services — 2.3%
AT&T, Inc.	113,635	$3,910,180
BT Group PLC	1,077,585	7,482,289
Deutsche Telekom AG	220,347	3,957,574
Frontier Communications Corp.	138,386	646,263
Orange SA	103,522	1,731,480
Proximus SADP	25,589	832,689
Telefonica SA	457,347	5,073,771
Verizon Communications, Inc.	105,653	4,883,282

		$28,517,528

Electric Utilities — 0.9%
Acciona SA	8,786	$752,380
Duke Energy Corp.	20,897	1,491,837
Edison International	51,169	3,029,717
Enel SpA	1,148,793	4,817,235
Hokkaido Electric Power Co., Inc.(1)	52,600	540,429
Iberdrola SA	72,714	515,467
Pepco Holdings, Inc.	18,841	490,054

		$11,637,119

Electrical Equipment — 0.7%
ABB, Ltd.	292,957	$5,228,581
Fujikura, Ltd.	69,000	372,699
Legrand SA	47,726	2,699,633
Mabuchi Motor Co., Ltd.	10,000	541,949

		$8,842,862

Electronic Equipment, Instruments & Components — 1.0%
Alps Electric Co., Ltd.	123,800	$3,357,211
Corning, Inc.	19,975	365,143
Kyocera Corp.	67,600	3,139,379
OMRON Corp.	16,500	550,224
Taiyo Yuden Co., Ltd.	124,900	1,727,333
TDK Corp.	40,200	2,574,565

		$11,713,855

Security	Shares	Value

Energy Equipment & Services — 0.4%
Halliburton Co.	50,931	$1,733,691
Schlumberger, Ltd.	50,526	3,524,189

		$5,257,880

Food & Staples Retailing — 1.7%
Carrefour SA	208,600	$6,020,110
CVS Health Corp.	71,786	7,018,517
Kroger Co. (The)	23,758	993,797
Seven & i Holdings Co., Ltd.	59,900	2,742,495
UNY Group Holdings Co., Ltd.	62,700	393,996
Wal-Mart Stores, Inc.	13,122	804,379
Walgreens Boots Alliance, Inc.	39,693	3,380,057

		$21,353,351

Food Products — 3.1%
Campbell Soup Co.	14,087	$740,272
Kraft Heinz Co. (The)	26,742	1,945,748
Mondelez International, Inc., Class A	224,275	10,056,491
Nestle SA	317,170	23,545,188
Nissin Foods Holdings Co., Ltd.	11,700	620,845
Toyo Suisan Kaisha, Ltd.	6,000	209,115
Yakult Honsha Co., Ltd.	15,300	748,854

		$37,866,513

Gas Utilities — 0.1%
Snam SpA	175,073	$913,695

		$913,695

Health Care Equipment & Supplies — 1.2%
Abbott Laboratories	113,910	$5,115,698
Analogic Corp.	10,189	841,611
Halyard Health, Inc.(1)	2,935	98,058
Hologic, Inc.(1)	17,554	679,164
Medtronic PLC	52,650	4,049,838
Olympus Corp.	6,900	271,644
Smith and Nephew PLC	100,000	1,782,207
Terumo Corp.	60,500	1,875,102

		$14,713,322

Health Care Providers & Services — 0.8%
DaVita HealthCare Partners, Inc.(1)	17,963	$1,252,201
McKesson Corp.	16,774	3,308,336
Team Health Holdings, Inc.(1)	17,059	748,719

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp.(1)	22,112	$669,994
UnitedHealth Group, Inc.	34,811	4,095,166

		$10,074,416

Hotels, Restaurants & Leisure — 1.1%
Accor SA	26,214	$1,135,326
McDonald’s Corp.	47,986	5,669,066
Six Flags Entertainment Corp.	32,001	1,758,135
Yum! Brands, Inc.	68,297	4,989,096

		$13,551,623

Household Durables — 0.3%
Casio Computer Co., Ltd.	63,200	$1,477,410
PulteGroup, Inc.	70,920	1,263,794
Sekisui Chemical Co., Ltd.	61,000	796,432

		$3,537,636

Household Products — 1.0%
Clorox Co. (The)	18,837	$2,389,097
Colgate-Palmolive Co.	7,994	532,560
Henkel AG & Co. KGaA, PFC Shares	18,309	2,043,320
Kimberly-Clark Corp.	21,147	2,692,013
Procter & Gamble Co. (The)	19,407	1,541,110
Reckitt Benckiser Group PLC	20,566	1,902,895
Unicharm Corp.	37,200	759,686

		$11,860,681

Industrial Conglomerates — 1.6%
3M Co.	27,304	$4,113,075
General Electric Co.	93,111	2,900,408
Nisshinbo Holdings, Inc.	109,000	1,148,596
Siemens AG	113,166	10,948,337

		$19,110,416

Insurance — 4.6%
ACE, Ltd.	23,988	$2,802,998
Ageas	22,500	1,044,312
Allianz SE	69,106	12,181,867
Allstate Corp. (The)	16,927	1,050,997
Assicurazioni Generali SpA	235,416	4,300,270
Cincinnati Financial Corp.	52,936	3,132,223
Hartford Financial Services Group, Inc.	48,969	2,128,193
Lincoln National Corp.	22,183	1,114,918
Marsh & McLennan Cos., Inc.	70,718	3,921,313

Security	Shares	Value

Insurance (continued)
MetLife, Inc.	62,093	$2,993,503
MS&AD Insurance Group Holdings, Inc.	37,200	1,090,878
Principal Financial Group, Inc.	44,331	1,994,008
Prudential Financial, Inc.	37,177	3,026,580
Prudential PLC	349,752	7,879,734
SCOR SE	63,370	2,371,160
Sony Financial Holdings, Inc.	6,900	123,422
Standard Life PLC	392,564	2,248,021
Swiss Life Holding AG	8,264	2,225,906
T&D Holdings, Inc.	54,600	720,367

		$56,350,670

Internet & Catalog Retail — 3.0%
Amazon.com, Inc.(1)	43,465	$29,377,559
Netflix, Inc.(1)	26,789	3,064,126
Priceline Group, Inc. (The)(1)	3,947	5,032,227

		$37,473,912

Internet Software & Services — 5.2%
Alphabet, Inc., Class A(1)	28,534	$22,199,737
Alphabet, Inc., Class C(1)	27,637	20,973,167
Facebook, Inc., Class A(1)	163,423	17,103,851
LinkedIn Corp., Class A(1)	7,885	1,774,756
United Internet AG	32,975	1,812,936

		$63,864,447

IT Services — 1.9%
Amadeus IT Holding SA, Class A	24,489	$1,079,343
Atos SE	5,628	472,484
Cap Gemini SA	34,597	3,210,103
Cognizant Technology Solutions Corp., Class A(1)	79,444	4,768,229
Fidelity National Information Services, Inc.	51,873	3,143,504
Indra Sistemas SA(1)	100,870	946,481
International Business Machines Corp.	16,239	2,234,811
MasterCard, Inc., Class A	32,320	3,146,675
Nomura Research Institute, Ltd.	7,400	284,188
NTT Data Corp.	21,300	1,029,772
Obic Co., Ltd.	7,300	386,423
Otsuka Corp.	7,800	383,165
PayPal Holdings, Inc.(1)	53,998	1,954,728

		$23,039,906

Leisure Products — 0.1%
Hasbro, Inc.	21,651	$1,458,411

		$1,458,411

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	13,037	$545,077
PerkinElmer, Inc.	27,425	1,469,157
Thermo Fisher Scientific, Inc.	17,359	2,462,374

		$4,476,608

Machinery — 1.4%
Dover Corp.	7,424	$455,165
Ebara Corp.	278,000	1,321,096
FANUC Corp.	48,127	8,291,794
IHI Corp.	213,000	587,986
Kawasaki Heavy Industries, Ltd.	107,000	395,889
Komatsu, Ltd.	34,000	556,323
Kurita Water Industries, Ltd.	6,200	129,837
Makita Corp.	6,700	386,098
MAN AG	7,139	717,411
NSK, Ltd.	6,000	65,196
Parker-Hannifin Corp.	7,147	693,116
SMC Corp.	1,900	493,494
Snap-on, Inc.	6,143	1,053,095
Stanley Black & Decker, Inc.	24,657	2,631,642

		$17,778,142

Marine — 0.0%(2)
Kirby Corp.(1)	2,780	$146,284

		$146,284

Media — 3.4%
Cablevision Systems Corp.	25,804	$823,148
Comcast Corp., Class A	270,003	15,236,269
Dentsu, Inc.	26,600	1,455,345
Hakuhodo DY Holdings, Inc.	20,900	226,129
IMAX Corp.(1)	13,812	490,878
Interpublic Group of Cos., Inc.	50,333	1,171,752
Liberty Global PLC, LiLAC Class C(1)	1,983	85,269
Omnicom Group, Inc.	18,166	1,374,440
ProSiebenSat.1 Media SE	27,382	1,381,458
Sky PLC	447,757	7,339,965
Time Warner Cable, Inc.	23,227	4,310,699
Time Warner, Inc.	22,926	1,482,624
Walt Disney Co. (The)	58,917	6,190,998
Wolters Kluwer NV	961	32,274

		$41,601,248

Security	Shares	Value

Metals & Mining — 0.6%
Dowa Holdings Co., Ltd.	105,000	$754,964
Glencore PLC	1,472,251	1,950,918
Mitsubishi Materials Corp.	80,000	251,972
Nucor Corp.	23,673	954,022
Rio Tinto PLC	118,329	3,445,179
Sumitomo Metal Mining Co., Ltd.	44,000	534,112

		$7,891,167

Multi – Utilities — 1.3%
Centrica PLC	735,861	$2,362,830
CMS Energy Corp.	137,634	4,965,835
Consolidated Edison, Inc.	13,824	888,468
Dominion Resources, Inc.	27,793	1,879,918
Engie SA	7,424	131,503
National Grid PLC	296,408	4,087,933
NiSource, Inc.	42,420	827,614
Veolia Environnement SA	37,663	893,583

		$16,037,684

Multiline Retail — 1.1%
Isetan Mitsukoshi Holdings, Ltd.	71,332	$930,243
Macy’s, Inc.	46,244	1,617,615
Marks & Spencer Group PLC	432,844	2,881,961
Next PLC	41,584	4,464,909
Nordstrom, Inc.	19,173	955,007
Target Corp.	34,031	2,470,991

		$13,320,726

Oil, Gas & Consumable Fuels — 4.3%
Anadarko Petroleum Corp.	23,006	$1,117,631
BP PLC	1,822,071	9,468,721
Chevron Corp.	72,650	6,535,594
Columbia Pipeline Group, Inc.	42,420	848,400
ConocoPhillips	31,534	1,472,322
Exxon Mobil Corp.	95,407	7,436,976
Idemitsu Kosan Co., Ltd.	10,000	159,672
Marathon Petroleum Corp.	27,916	1,447,165
Newfield Exploration Co.(1)	11,510	374,766
Phillips 66	36,105	2,953,389
Royal Dutch Shell PLC, Class A	102,909	2,330,802
Royal Dutch Shell PLC, Class B	234,515	5,344,813
Total SA	266,881	11,964,640
Williams Cos., Inc. (The)	72,642	1,866,899

		$53,321,790

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Paper & Forest Products — 0.1%
Mondi PLC	15,363	$301,126
OJI Paper Co., Ltd.	95,000	381,804

		$682,930

Personal Products — 1.1%
Estee Lauder Cos., Inc. (The), Class A	25,480	$2,243,769
Kao Corp.	61,054	3,137,488
Unilever NV	184,342	8,029,608
Unilever PLC	15,759	675,937

		$14,086,802

Pharmaceuticals — 7.8%
Allergan PLC(1)	11,024	$3,445,000
Astellas Pharma, Inc.	269,300	3,833,689
AstraZeneca PLC	117,424	7,931,676
Bayer AG	26,130	3,263,384
Chugai Pharmaceutical Co., Ltd.	99,100	3,454,290
Eisai Co., Ltd.	43,946	2,907,061
Eli Lilly & Co.	17,949	1,512,383
GlaxoSmithKline PLC	55,889	1,128,725
Hisamitsu Pharmaceutical Co., Inc.	3,300	138,543
Indivior PLC	25,431	70,277
Johnson & Johnson	60,088	6,172,239
Mallinckrodt PLC(1)	6,475	483,229
Merck & Co., Inc.	103,665	5,475,585
Mitsubishi Tanabe Pharma Corp.	10,000	172,286
Novartis AG	218,832	18,823,768
Pfizer, Inc.	109,562	3,536,661
Roche Holding AG PC	75,965	21,050,539
Sanofi	124,447	10,605,589
Takeda Pharmaceutical Co., Ltd.	14,631	729,494
UCB SA	9,177	828,344

		$95,562,762

Professional Services — 0.3%
Equifax, Inc.	15,217	$1,694,717
Experian PLC	29,123	514,732
Intertek Group PLC	7,167	293,177
Robert Half International, Inc.	30,884	1,455,872

		$3,958,498

Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp.	17,793	$1,725,031
AvalonBay Communities, Inc.	5,904	1,087,103
British Land Co. PLC (The)	107,910	1,248,612
Intu Properties PLC	189,600	885,796

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Japan Real Estate Investment Corp.	74	$359,102
Nippon Building Fund, Inc.	80	382,284
Simon Property Group, Inc.	26,522	5,156,938

		$10,844,866

Real Estate Management & Development — 0.5%
Capital & Counties Properties PLC	189,600	$1,229,329
CBRE Group, Inc., Class A(1)	41,385	1,431,093
Daito Trust Construction Co., Ltd.	6,300	727,716
Heiwa Real Estate Co., Ltd.	40,500	443,165
Nomura Real Estate Holdings, Inc.	27,400	508,331
NTT Urban Development Corp.	44,300	425,647
Sumitomo Realty & Development Co., Ltd.	34,000	970,451

		$5,735,732

Road & Rail — 0.7%
Central Japan Railway Co.	5,500	$976,436
CSX Corp.	115,014	2,984,613
East Japan Railway Co.	11,200	1,054,658
Kansas City Southern	15,468	1,154,996
Keio Corp.	76,000	656,315
Ryder System, Inc.	14,154	804,372
Tobu Railway Co., Ltd.	135,000	665,876

		$8,297,266

Semiconductors & Semiconductor Equipment — 3.1%
ARM Holdings PLC	320,204	$4,880,557
Cypress Semiconductor Corp.(1)	217,447	2,133,155
Intel Corp.	339,510	11,696,119
Marvell Technology Group, Ltd.	84,177	742,441
Microchip Technology, Inc.	22,874	1,064,556
NXP Semiconductors NV(1)	54,841	4,620,354
ROHM Co., Ltd.	1,200	60,781
Texas Instruments, Inc.	157,242	8,618,434
Tokyo Electron, Ltd.	62,400	3,780,493

		$37,596,890

Software — 4.4%
Citrix Systems, Inc.(1)	34,110	$2,580,422
Electronic Arts, Inc.(1)	53,174	3,654,117
Microsoft Corp.	729,844	40,491,745
Oracle Corp.	156,176	5,705,109
salesforce.com, inc.(1)	16,829	1,319,394
Trend Micro, Inc. (1)	14,097	572,015

		$54,322,802

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Specialty Retail — 2.5%
CarMax, Inc.(1)	5,464	$294,892
Fast Retailing Co., Ltd.	37,800	13,222,863
Gap, Inc. (The)	52,447	1,295,441
Groupe FNAC SA(1)	922	54,297
Home Depot, Inc. (The)	71,465	9,451,246
Lowe’s Cos., Inc.	55,810	4,243,793
Tiffany & Co.	22,083	1,684,712
USS Co., Ltd.	27,200	408,702

		$30,655,946

Technology Hardware, Storage & Peripherals — 4.5%
Apple, Inc.	488,195	$51,387,406
Brother Industries, Ltd.	18,000	206,780
Canon, Inc.	19,100	577,775
Hewlett Packard Enterprise Co.	78,955	1,200,116
HP, Inc.	78,955	934,827
Konica Minolta, Inc.	66,500	666,009
NEC Corp.	77,000	243,976

		$55,216,889

Textiles, Apparel & Luxury Goods — 1.4%
Adidas AG	11,824	$1,147,626
Asics Corp.	20,000	414,950
Christian Dior SE	10,660	1,810,733
Coach, Inc.	16,626	544,169
Hanesbrands, Inc.	32,716	962,832
Kering SA	7,380	1,261,795
LVMH Moet Hennessy Louis Vuitton SE	28,213	4,431,422
NIKE, Inc., Class B	98,464	6,154,000
Onward Holdings Co., Ltd.	30,000	184,467
Swatch Group, Ltd. (The), Bearer Shares	2,352	816,767

		$17,728,761

Tobacco — 2.4%
British American Tobacco PLC	243,393	$13,516,584
Imperial Tobacco Group PLC	143,738	7,591,899
Japan Tobacco, Inc.	76,500	2,808,603
Philip Morris International, Inc.	64,219	5,645,492
Reynolds American, Inc.	2,998	138,358

		$29,700,936

Trading Companies & Distributors — 0.4%
Marubeni Corp.	30,000	$154,233
Mitsubishi Corp.	71,200	1,184,277

Security	Shares	Value

Trading Companies & Distributors (continued)
Sumitomo Corp.	96,700	$985,887
Wolseley PLC	47,906	2,601,913

		$4,926,310

Transportation Infrastructure — 0.1%
ADP	6,667	$775,829
Kamigumi Co., Ltd.	46,000	396,051

		$1,171,880

Wireless Telecommunication Services — 1.2%
KDDI Corp.	206,300	$5,357,648
SoftBank Group Corp.	131,298	6,626,663
T-Mobile US, Inc.(1)	10,717	419,249
Vodafone Group PLC	580,283	1,881,722

		$14,285,282

Total Common Stocks — 100.1% (identified cost $657,065,919)		$1,231,540,406

Call Options Written — (0.8)%

Exchange-Traded Options — (0.4)%
Description	Number of Contracts	Strike Price	Expiration Date	Value

NASDAQ 100 Index	180	$4,675	1/8/16	$(178,200)
NASDAQ 100 Index	95	4,650	1/15/16	(320,625)
NASDAQ 100 Index	175	4,650	1/22/16	(791,000)
NASDAQ 100 Index	105	4,675	1/29/16	(513,975)
S&P 500 Index	575	2,065	1/8/16	(468,625)
S&P 500 Index	305	2,050	1/15/16	(631,350)
S&P 500 Index	575	2,060	1/22/16	(1,152,875)
S&P 500 Index	430	2,080	1/29/16	(685,850)

				$(4,742,500)

Over-the-Counter Options — (0.4)%

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Value

Dow Jones Euro Stoxx 50 Index	Barclays Bank PLC	14,850	EUR 3,400	1/4/16	$(5,410)
Dow Jones Euro Stoxx 50 Index	Citibank, N.A.	16,600	EUR 3,350	1/15/16	(359,912)
Dow Jones Euro Stoxx 50 Index	Deutsche Bank AG	14,750	EUR 3,325	1/8/16	(239,163)

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Portfolio of Investments — continued

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Value

Dow Jones Euro Stoxx 50 Index	Société Générale	12,650	EUR 3,300	1/22/16	$(677,201)
FTSE 100 Index	Credit Suisse International	7,250	GBP 6,225	1/15/16	(953,293)
FTSE 100 Index	Société Générale	7,500	GBP 6,200	1/15/16	(1,157,368)
Nikkei 225 Index	Citibank, N.A.	240,000	JPY 19,875	1/4/16	(3,040)
Nikkei 225 Index	Citibank, N.A.	230,000	JPY 19,250	1/22/16	(422,038)
Nikkei 225 Index	Deutsche Bank AG	145,000	JPY 19,375	1/8/16	(69,188)
Nikkei 225 Index	Deutsche Bank AG	155,000	JPY 19,125	1/15/16	(277,003)
SMI Index	Citibank, N.A.	2,950	CHF 8,750	1/15/16	(443,480)
SMI Index	Société Générale	2,950	CHF 8,850	1/15/16	(273,928)

					$(4,881,024)

Total Call Options Written (premiums received $11,844,677)					$(9,623,524)

Other Assets, Less Liabilities — 0.7%					$8,528,439

Net Assets — 100.0%					$1,230,445,321

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	55.2%	$680,181,783
Japan	10.9	134,559,796
United Kingdom	10.6	130,592,643
Switzerland	6.2	76,340,654
France	5.8	71,709,568
Germany	5.1	62,906,736
Spain	1.8	21,691,136
Netherlands	1.6	20,163,146
Italy	1.5	18,037,359
Belgium	0.5	5,659,388
Finland	0.3	3,752,740
Denmark	0.2	2,089,860
Sweden	0.2	2,058,009
Ireland	0.1	1,797,588

Total Investments	100.0%	$1,231,540,406

Abbreviations:

PC	–	Participation Certificate
PFC Shares	–	Preference Shares

Currency Abbreviations:

CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound Sterling
JPY	–	Japanese Yen

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Investments, at value (identified cost, $657,065,919)	$1,231,540,406
Cash	4,189,201
Foreign currency, at value (identified cost, $1,331,977)	1,335,795
Dividends receivable	1,304,033
Receivable for investments sold	637,014
Receivable for premiums on written options	1,466,206
Tax reclaims receivable	2,378,785
Total assets	$1,242,851,440

Liabilities
Written options outstanding, at value (premiums received, $11,844,677)	$9,623,524
Payable for investments purchased	1,359,409
Payable to affiliates:
Investment adviser fee	1,056,871
Trustees’ fees	17,000
Accrued expenses	349,315
Total liabilities	$12,406,119
Net Assets	$1,230,445,321

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 106,442,735 shares issued and outstanding	$1,064,427
Additional paid-in capital	699,723,846
Accumulated net realized loss	(43,020,556)
Accumulated distributions in excess of net investment income	(3,830,031)
Net unrealized appreciation	576,507,635
Net Assets	$1,230,445,321

Net Asset Value
($1,230,445,321 ÷ 106,442,735 common shares issued and outstanding)	$11.56

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends (net of foreign taxes, $1,556,778)	$33,416,896
Other income	268,752
Total investment income	$33,685,648

Expenses
Investment adviser fee	$13,018,356
Trustees’ fees and expenses	66,929
Custodian fee	410,813
Transfer and dividend disbursing agent fees	18,271
Legal and accounting services	69,377
Printing and postage	457,946
Miscellaneous	174,551
Total expenses	$14,216,243
Deduct —
Reduction of custodian fee	$1,606
Total expense reductions	$1,606

Net expenses	$14,214,637

Net investment income	$19,471,011

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$22,197,079
Written options	16,484,201
Foreign currency transactions	(66,527)
Net realized gain	$38,614,753
Change in unrealized appreciation (depreciation) —
Investments	$(11,203,719)
Written options	(228,946)
Foreign currency	(1,940)
Net change in unrealized appreciation (depreciation)	$(11,434,605)

Net realized and unrealized gain	$27,180,148

Net increase in net assets from operations	$46,651,159

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$19,471,011	$24,804,497
Net realized gain from investment transactions, written options and foreign currency transactions	38,614,753	33,944,372
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(11,434,605)	(23,965,209)
Net increase in net assets from operations	$46,651,159	$34,783,660
Distributions to shareholders —
From net investment income	$(19,446,346)	$(25,686,293)
Tax return of capital	(104,836,192)	(98,596,245)
Total distributions	$(124,282,538)	$(124,282,538)

Net decrease in net assets	$(77,631,379)	$(89,498,878)

Net Assets
At beginning of year	$1,308,076,700	$1,397,575,578
At end of year	$1,230,445,321	$1,308,076,700

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(3,830,031)	$(4,483,145)

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Financial Highlights

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$12.290	$13.130	$12.370	$12.220	$13.320

Income (Loss) From Operations
Net investment income(1)	$0.183	$0.233	$0.173	$0.223	$0.198
Net realized and unrealized gain (loss)	0.255	0.095	1.754	1.084	(0.088)

Total income from operations	$0.438	$0.328	$1.927	$1.307	$0.110

Less Distributions
From net investment income	$(0.183)	$(0.242)	$(0.189)	$(0.233)	$(0.194)
Tax return of capital	(0.985)	(0.926)	(0.979)	(0.935)	(1.016)

Total distributions	$(1.168)	$(1.168)	$(1.168)	$(1.168)	$(1.210)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$—	$0.001	$0.011	$—

Net asset value — End of year	$11.560	$12.290	$13.130	$12.370	$12.220

Market value — End of year	$11.230	$11.020	$12.100	$10.690	$10.280

Total Investment Return on Net Asset Value(2)	3.92%	2.97%	17.46%	12.46%	2.21%

Total Investment Return on Market Value(2)	12.59%	0.19%	25.26%	15.53%	(6.50)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,230,445	$1,308,077	$1,397,576	$1,317,270	$1,309,944
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.09%	1.10%	1.10%	1.08%	1.08%
Net investment income	1.50%	1.80%	1.37%	1.77%	1.53%
Portfolio Turnover	7%	2%	2%	5%	17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2015, the Fund recorded income of $268,752 for previously withheld dividend taxes from Finland, of which $212,958, including interest thereon, was received and $55,794 is unpaid. Such amounts are reflected as other income on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

19

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund makes monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Year Ended December 31,
	2015	2014

Distributions declared from:
Ordinary income	$19,446,346	$25,686,293
Tax return of capital	104,836,192	98,596,245

During the year ended December 31, 2015, accumulated net realized loss was increased by $628,449 and accumulated distributions in excess of net investment income was decreased by $628,449 due to differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies (PFICs), distributions from real estate investment trusts (REITs) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

20

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Notes to Financial Statements — continued

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(40,965,666)
Late year ordinary losses	$(216,281)
Net unrealized appreciation	$570,838,995

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, option contracts, investments in partnerships, distributions from REITs, investments in PFICs and return of capital distributions from securities.

At December 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $40,965,666, which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2015, $40,965,666 are short-term.

Additionally, at December 31, 2015, the Fund had a late year ordinary loss of $216,281, related to certain specified losses realized after October 31, 2015, which it has elected to defer to the following taxable year pursuant to income tax regulations.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$660,935,932

Gross unrealized appreciation	$590,000,209
Gross unrealized depreciation	(19,395,735)

Net unrealized appreciation	$570,604,474

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2015, the Fund’s investment adviser fee amounted to $13,018,356. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $84,460,744 and $170,242,467, respectively, for the year ended December 31, 2015.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended December 31, 2015 and December 31, 2014.

On September 30, 2013, the Board of Trustees of the Fund approved the continuation of the Fund’s share repurchase program that has been in effect since August 6, 2012. Pursuant to the terms of the reauthorization of the program, the Fund may repurchase up to 10% of its common shares outstanding

21

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Notes to Financial Statements — continued

as of September 30, 2013 in open market transactions at a discount to net asset value (NAV). The terms of the reauthorization increased the number of shares available for repurchase. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended December 31, 2015 and December 31, 2014.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2015 is included in the Portfolio of Investments. All of the securities of the Fund, unless otherwise pledged, are subject to segregation to satisfy the requirements of the escrow agent with respect to exchange-traded options. At December 31, 2015, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the year ended December 31, 2015 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	961,565	$10,245,680
Options written	10,934,330	151,668,061
Options terminated in closing purchase transactions	(5,386,150)	(70,824,692)
Options expired	(5,657,805)	(79,244,372)

Outstanding, end of year	851,940	$11,844,677

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The Fund enters into over-the-counter (OTC) written options that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $4,881,024. At December 31, 2015, there were no assets pledged by the Fund for such liability.

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

22

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Written options	$—	$(9,623,524	)(1)

Derivatives not subject to master netting or similar agreements	$—	$(4,742,500)

Total Derivatives subject to master netting or similar agreements	$—	$(4,881,024)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund for such liabilities as of December 31, 2015.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

Barclays Bank PLC	$(5,410)	$—	$—	$—	$(5,410)
Citibank, N.A.	(1,228,470)	—	—	—	(1,228,470)
Credit Suisse International	(953,293)	—	—	—	(953,293)
Deutsche Bank AG	(585,354)	—	—		(585,354)
Société Générale	(2,108,497)	—	—		(2,108,497)

	$(4,881,024)	$—	$—	$—	$(4,881,024)

(a)	In some instances, the actual collateral pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Written options	$16,484,201	(1)	$(228,946	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers

23

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Notes to Financial Statements — continued

(particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$120,994,767	$71,566,625	$—	$192,561,392
Consumer Staples	56,318,679	79,876,179	—	136,194,858
Energy	29,311,022	29,268,648	—	58,579,670
Financials	80,617,090	101,652,759	—	182,269,849
Health Care	95,334,243	78,866,618	—	174,200,861
Industrials	37,369,657	65,198,073	—	102,567,730
Information Technology	235,438,711	35,694,733	—	271,133,444
Materials	10,260,192	32,381,102	—	42,641,294
Telecommunication Services	9,858,974	32,943,836	—	42,802,810
Utilities	13,573,443	15,015,055	—	28,588,498

Total Common Stocks	$689,076,778	$542,463,628 *	$—	$1,231,540,406

Total Investments	$689,076,778	$542,463,628	$—	$1,231,540,406

Liability Description

Call Options Written	$(4,742,500)	$(4,881,024)	$—	$(9,623,524)

Total	$(4,742,500)	$(4,881,024)	$—	$(9,623,524)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At December 31, 2015, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

9   Legal Proceedings

In November 2010, the Fund was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which has been replaced by a Litigation Trustee pursuant to Tribune’s plan of reorganization, seeks to recover payments of the proceeds of the LBO. This action is now part of a multi-district litigation proceeding in the Southern District of New York. The motion to dismiss was granted, and the plaintiff appealed. A decision on

24

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Notes to Financial Statements — continued

the appeal is expected in 2016. The value of the proceeds received by the Fund is approximately $891,000 (equal to 0.07% of net assets at December 31, 2015).

The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Fund as incurred.

25

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the “Fund”), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2016

26

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2016 showed the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, the Fund designates approximately $34,099,373, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 80.32% qualifies for the corporate dividends received deduction.

27

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

28

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2015, Fund records indicate that there are 31 registered shareholders and approximately 56,894 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETW.

29

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2018. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2018. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Class I Trustee	Until 2018. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2016. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Class III Trustee	Until 2017. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

30

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Class II Trustee	Until 2016. Vice-Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2017. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Class II Trustee	Until 2016. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2016. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Class III Trustee	Until 2017. Chairperson of the Board since 2007 and Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(4)	Principal Occupation(s) During Past Five Years
Michael A. Allison 1964	President	2015	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

31

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

33

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2552    12.31.15

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2014 and December 31, 2015 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$42,750	$44,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,385	$12,562
All Other Fees(3)	$0	$0

Total	$54,135	$56,612

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2014 and December 31, 2015; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/14	12/31/15
Registrant	$11,385	$12,562
Eaton Vance(1)	$99,750	$56,434

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Cynthia E. Frost and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as the sub-adviser to the Fund.

Michael A. Allison is responsible for managing the Fund’s overall investment program, providing the sub-adviser with research support and supervising the performance of the sub-adviser and is responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Allison is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since June 2015. Thomas C. Seto is the Parametric portfolio manager responsible for the day-to-day structuring and management of the Fund’s common stock portfolio. Mr. Seto is Head of Investment Management at Parametric’s Seattle Investment Center and has been a portfolio manager of the Fund since September 2005. Messrs. Allison and Seto have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael A. Allison
Registered Investment Companies	14	$25,503.7		0	$0
Other Pooled Investment Vehicles	14	$7,893.6	(1)	0	$0
Other Accounts	6	$42.2		0	$0
Thomas C. Seto
Registered Investment Companies	27	$20,133.4	(2)	0	$0
Other Pooled Investment Vehicles	9	$2,790.1		0	$0
Other Accounts	11,235	$53,120.0	(3)	2	$967.3

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.
(2)	This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.
(3)	For “Other Accounts” that are part of a wrap account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Michael A. Allison	$1 - $10,000
Thomas C. Seto	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Compensation Structure for Parametric

Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC nonvoting common stock, restricted shares of EVC nonvoting common stock and, for certain individuals, grants of profit participation interests in Parametric. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after fiscal year-end.

Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses available overall are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

By:	/s/ Michael A. Allison
Michael A. Allison
President

Date: February 12, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: February 12, 2016

By:	/s/ Michael A. Allison
Michael A. Allison
President

Date: February 12, 2016